Exhibit 32

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

In connection with the Quarterly Report of Tara Minerals Corp. (the “Company”) on Form 10-QSB for the period ended January 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), Francis Richard Biscan, Jr., the President and Chief Executive Officer and Clifford A. Brown, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

TARA MINERALS CORP.

By:   /s/ Francis Richard Biscan Jr.

Francis Richard Biscan, Jr., President and Chief Executive Officer

By:    /s/ Clifford A. Brown

Clifford A. Brown, Principal Financial Officer